                                 SCHEDULE 13E-3

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                        RULE 13e-3 TRANSACTION STATEMENT
(PURSUANT TO SECTION 13(e) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 13e-3
                          (SEC.240.13e-3) THEREUNDER)

               NEW ENERGY COMPANY OF INDIANA LIMITED PARTNERSHIP
                              (NAME OF THE ISSUER)

                       NEW ENERGY CORPORATION OF INDIANA
                                      AND
                             NEW ENERGY COMPANY OF
                          INDIANA LIMITED PARTNERSHIP
                     (NAME OF THE PERSONS FILING STATEMENT)

                     UNITS OF LIMITED PARTNERSHIP INTERESTS
                         (TITLE OF CLASS OF SECURITIES)

                                      NONE
                     (CUSIP NUMBER OF CLASS OF SECURITIES)

  MICHAEL W. HILE, ESQ., SUITE 1800, ONE INDIANA SQUARE, INDIANAPOLIS, INDIANA
                                     46240
                                 (317) 634-9777
(NAME, ADDRESS AND TELEPHONE NUMBER OF PERSON AUTHORIZED TO RECEIVE NOTICES AND
            COMMUNICATIONS ON BEHALF OF PERSON(S) FILING STATEMENT)

This statement is filed in connection with (check the appropriate box):

a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A.

b. [ ]  The filing of a registration statement under the Securities Act of 1933.

c. [ ]  A tender offer.

d. [ ]  None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [ ]

                           CALCULATION OF FILING FEE

            TRANSACTION VALUATION*                         AMOUNT OF FILING FEE
                  $9,034,800                                      $1,807

[X] Check box if any part of the fees is offset as provided by Rule 0-11(a)(20) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the Date of its filing.

Amount previously paid: $1,807
Form or Registration No.: Schedule 14A
Filing Party: New Energy Corporation of Indiana
Date Filed: July 22, 1997
---------------
* $9,034,800 is the total consideration to be received by the Issuer under the proposed transaction.

                             PRELIMINARY STATEMENT

     The Rule 13e-3 transaction (the "Transaction") with respect to which this Rule 13e-3 Transaction Statement is filed involves a transaction subject to Regulation 14A. The information contained in the Proxy Statement (the "Proxy Statement") filed by New Energy Corporation of Indiana (the "Corporation"), the sole general partner of New Energy Company of Indiana Limited Partnership (the "Company"), with the Securities and Exchange Commission on July 22, 1997 as amended September 19, 1997, October 8, 1997 and October 23, 1997 and October 28, 1997, pursuant to Regulation 14A is hereby incorporated by reference into this Rule 13e-3 Transaction Statement and is attached hereto as Exhibit 1. A Cross-Reference Sheet showing the location of information in the Proxy Statement required to be included in response to items of this Rule 13e-3 Transaction Statement is attached hereto as Exhibit 5.

ITEM 1.  ISSUER AND CLASS OF SECURITIES SUBJECT TO THE TRANSACTION.

     (a) The issuer of the class of securities subject to the Transaction is New Energy Company of Indiana Limited Partnership, 3201 West Calvert Street, South Bend, Indiana 46613 (Telephone (219) 233-3116).

     Information regarding the organizational structure of the Company is hereby incorporated by reference to "INFORMATION CONCERNING THE COMPANY," pages 33 to 45 of the Proxy Statement.

     The sole general partner of the Company is the Corporation. The Corporation was incorporated under the laws of the State of Indiana in December, 1979. The Corporation has no subsidiaries and conducts no business other than serving as the general partner of the Company and managing the Company's affairs.

     (b) The exact title of the securities subject to the Transaction is "Units of Limited Partnership Interests," hereinafter referred to as Limited Partner Units. As of June 30, 1997, there were 6399 Limited Partner Units issued and outstanding held by 3275 holders of record excluding the Special Limited Partnership interest.

     (c) The Limited Partner Units are not traded on any exchange and there is no established trading market for the Limited Partner Units.

     (d) No cash distributions have been paid to holders of the Limited Partner Units during the past two years. Restrictive covenants in the Company's loan agreements prohibit the payment of cash distributions. Information regarding the restrictions on the Company's use of cash and distributions is incorporated by reference to "INFORMATION CONCERNING THE COMPANY -- Capitalization," pages 33-35, of the Proxy Statement.

     (e) Not applicable.

     (f) The Corporation purchased for $250 each two Limited Partner Units on January 27, 1995, from Limited Partners that desired to abandon their Limited Partner Units. To the Corporation's and the Company's knowledge, other than the aforementioned transactions, neither the Company, the Corporation nor their affiliates has purchased Limited Partner Units since the commencement of the Company's second full fiscal year preceding the date of this Rule 13e-3 Transaction Statement. The Corporation has become owner of approximately 62 Limited Partner Units by transfer of the Limited Partner Units from Limited Partners seeking to abandon their interests in the Company. Other information required by this item is incorporated herein by reference to "OTHER TRANSACTIONS," pages 28-29, of the Proxy Statement.

ITEM 2.  IDENTITY AND BACKGROUND.

     The Corporation, the Company's sole general partner, and the Company are the persons filing this Rule 13e-3 Transaction Statement. The Corporation, an Indiana corporation, and the Company, an Indiana limited partnership, have their executive offices located at 3201 West Calvert Street, South Bend, Indiana 46613. None of the Corporation's executive officers and directors has been convicted in a criminal proceeding (except perhaps traffic violations and similar misdemeanors) nor have any of them been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction that resulted in a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws. Each of the Corporation's executive officers and directors is a citizen of the United States. Other information required by this item for the Corporation and each executive officer and director of the Corporation is hereby incorporated by reference to "MANAGEMENT OF COMPANY AND CORPORATION," pages 22-23, of the Proxy Statement.

ITEM 3.  PAST CONTRACTS, TRANSACTIONS OR NEGOTIATIONS.

     (a)(1) The information required to be disclosed under this item respecting the Corporation and the Company is hereby incorporated by reference to "STOCK OWNERSHIP OF THE CORPORATION -- Executive Compensation," "SPECIAL
FACTORS -- Background of the Transaction," and "OTHER TRANSACTIONS," pages 23-24, 6-10, and 28-29, respectively, of the Proxy Statement.

     (a)(2) The information required to be disclosed under this item respecting the Corporation and the Company is hereby incorporated by reference to "SPECIAL FACTORS -- Background of the Transaction," "MANAGEMENT OF COMPANY AND CORPORATION," "STOCK OWNERSHIP OF THE CORPORATION -- Executive Compensation," and "OTHER TRANSACTIONS," pages 6-10, 22-23, 23-24, and 28-29, respectively, of the Proxy Statement.

     (b) The information required to be disclosed under this item respecting the Corporation and the Company is hereby incorporated by reference to "SPECIAL FACTORS -- Background of the Transaction," "MANAGEMENT OF COMPANY AND CORPORATION," "STOCK OWNERSHIP OF THE CORPORATION -- Executive Compensation," and "OTHER TRANSACTIONS," pages 6-10, 22-23, 23-24, and 28-29, respectively, of the Proxy Statement.

ITEM 4.  TERMS OF THE TRANSACTION.

     (a) The information required to be disclosed under this item is hereby incorporated by reference to "THE AGREEMENT AND THE TRANSACTION," pages 25-28, of the Proxy Statement.

     (b) The information required to be disclosed under this item is hereby incorporated by reference to "THE AGREEMENT AND THE TRANSACTION -- Plan of Liquidation" and "TAX CONSEQUENCES", pages 27-28 and 30-32, respectively, of the Proxy Statement.

ITEM 5.  PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

     (a) The information required to be disclosed under this item is hereby incorporated by reference to "THE AGREEMENT AND THE TRANSACTION," pages 25-28, of the Proxy Statement.

     (b) The information required to be disclosed under this item is hereby incorporated by reference to "THE AGREEMENT AND THE TRANSACTION," pages 25-28, of the Proxy Statement.

     (c) Not applicable.

     (d) The information required to be disclosed under this item is hereby incorporated by reference to "THE AGREEMENT AND THE TRANSACTION," pages 25-28, of the Proxy Statement.

     (e) The information required to be disclosed under this item is hereby incorporated by reference to "THE AGREEMENT AND THE TRANSACTION," pages 25-28, of the Proxy Statement.

     (f) The information required to be disclosed under this item is hereby incorporated by reference to "THE AGREEMENT AND THE TRANSACTION," pages 25-28, of the Proxy Statement.

     (g) The information required to be disclosed under this item is hereby incorporated by reference to "THE AGREEMENT AND THE TRANSACTION," pages 25-28, of the Proxy Statement.

ITEM 6.  SOURCE AND AMOUNTS OF FUNDS OR OTHER CONSIDERATION.

     (a) The information required to be disclosed in this item is hereby incorporated by reference to "THE AGREEMENT AND THE TRANSACTION" and "INFORMATION CONCERNING THE PURCHASER", pages 25-28 and 33, respectively, of the Proxy Statement.

     (b) The Company will pay all costs associated with the Rule 13e-3 Transaction except that the Corporation will pay for the Duff & Phelps LLC fairness opinion. Further information required to be disclosed by this item is hereby incorporated by reference to "OPINION OF DUFF & PHELPS LLC," pages 14-20, of the Proxy Statement. The following is an itemized statement of expenses incurred or estimated to be incurred in connection with the Rule 13e-3
Transaction:

                                       TYPE                                  AMOUNT
        ------------------------------------------------------------------  --------
        Filing Fees.......................................................  $  1,807
        Legal Fees........................................................   200,000
        Accounting Fees...................................................    50,000
        Solicitation and Ballot Tally Expenses............................    15,000
        Printing Costs....................................................    25,000
        Partner Meeting Expenses..........................................     5,000

     (c) Not applicable.

     (d) Not applicable.

ITEM 7.  PURPOSES, ALTERNATIVES, REASONS AND EFFECTS.

     (a) The information required to be disclosed in this item is hereby incorporated by reference to "SPECIAL FACTORS -- Reasons for the Transaction," pages 10-12, of the Proxy Statement.

     (b) The information required to be disclosed in this item is hereby incorporated by reference to "SPECIAL FACTORS -- Reasons for the Transaction" and "Background of the Transaction," pages 10-12 and 6-10, respectively, of the Proxy Statement.

     (c) The information required to be disclosed in this item is hereby incorporated by reference to "SPECIAL FACTORS -- Reasons for the Transaction" and "Background of the Transaction," pages 10-12 and 6-10, respectively, of the Proxy Statement.

     (d) The information required to be disclosed in this item is hereby incorporated by reference to "THE AGREEMENT AND THE TRANSACTION," "SPECIAL FACTORS -- Benefits and Detriments to the Company, Affiliates and Limited Partners" and "TAX CONSEQUENCES," pages 25-28, 13, and 30-32, respectively, of the Proxy Statement.

ITEM 8.  FAIRNESS OF THE TRANSACTION.

     (a) The information required to be disclosed in this item is hereby incorporated by reference from "SPECIAL FACTORS -- Fairness of the Transaction," pages 13-14, of the Proxy Statement.

     (b) The information required to be disclosed in this item is hereby incorporated by reference from "OPINION OF DUFF & PHELPS LLC" and "SPECIAL FACTORS -- Background of the Transaction," pages 14-20 and 6-10, respectively, of the Proxy Statement.

     (c) The information required to be disclosed in this item is hereby incorporated by reference to "GENERAL -- Voting; Vote Required," page 2, of the Proxy Statement.

     (d) The information required to be disclosed in this item is hereby incorporated by reference from "SPECIAL FACTORS -- Fairness of the Transaction," page 13-14, of the Proxy Statement.

     (e) The Company does not have directors. Each of the Corporation's directors has voted for the Rule 13e-3 Transaction.

     (f) The information required to be disclosed in this item is hereby incorporated by reference from "SPECIAL FACTORS -- Background of the Transaction," pages 6-10, of the Proxy Statement.

ITEM 9.  REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

     (a) The information required to be disclosed by this item is hereby incorporated by reference to "SPECIAL FACTORS -- Background of the Transaction" and "OPINION OF DUFF & PHELPS LLC," pages 6-10 and 14-20, respectively, of the Proxy Statement.

     (b) The information required to be disclosed by this item is hereby incorporated by reference to "SPECIAL FACTORS -- Background of the Transaction" and "OPINION OF DUFF & PHELPS LLC," pages 6-10 and 14-20, respectively, of the Proxy Statement.

     (c) A copy of the Duff & Phelps LLC opinion shall be made available for inspection and copying at the principal executive offices of the Company during its regular business hours by any interested equity security holder of the Company or his or her representative who has been so designated in writing. See "INCORPORATION BY REFERENCE," page 45, of the Proxy Statement.

ITEM 10.  INTEREST IN SECURITIES OF ISSUER.

     (a) Certain information required to be disclosed in this item is hereby incorporated by reference to "LIMITED PARTNER UNIT OWNERSHIP," page 24, of the Proxy Statement. To the Corporation's and the Company's knowledge, no Limited Partner Units are owned by any pension, profit sharing or similar plan of the Company or its affiliates, executive officers, directors and their associates, or any subsidiary thereof.

     (b) To the Corporation's and the Company's knowledge, no transactions respecting the Limited Partner Units have occurred within the past sixty days by any individuals or entities named in response to paragraph (a) of this response.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

     The information required to be disclosed in this item is hereby incorporated by reference to "THE AGREEMENT AND THE TRANSACTION," "OTHER TRANSACTIONS" and "MANAGEMENT OF COMPANY AND CORPORATION," pages 25-28, 28-29, and 22-23, respectively, of the Proxy Statement.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

     (a) Except as set forth below, the Transaction does not require the sale or tender of Limited Partner Units of the Company. As part of the Transaction, however, the Corporation will contribute its Limited Partner Units to the Company, after which they will be canceled. Pursuant to the Company's Amended and Restated Limited Partnership Agreement, the Corporation will not vote its Limited Partner Units. The holders of the Company's other securities will not vote as part of the Corporation's solicitation of Limited Partner approval for the Transaction, but such holders have or will consent to the Transaction. Other information required by this item respecting holders of other Company securities is hereby incorporated by reference to "THE AGREEMENT AND THE TRANSACTION," pages 27-28, of the Proxy Statement.

     (b) Each director of the Corporation has voted in support of the Transaction. To the knowledge of the Corporation, other than the aforementioned votes and consents, no recommendation in support of or opposition to the Transaction has been or will be made by any such persons.

ITEM 13.  OTHER PROVISIONS OF THE TRANSACTION.

     (a) Under the Indiana Revised Uniform Limited Partnership Act no appraisal or dissenters' rights are provided to Limited Partners. No such appraisal or dissenters' rights are provided by the Amended and Restated Limited Partnership Agreement of the Company and none are being accorded voluntarily by the Corporation or the Company in connection with the Transaction. See also "GENERAL -- Appraisal Rights," page 3 of the Proxy Statement, incorporated herein by reference.

     (b) Not applicable.

     (c) Not applicable.

ITEM 14.  FINANCIAL INFORMATION.

     (a) (1) The information required to be disclosed in this item is hereby incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1996 as amended September 18, 1997, attached hereto as
Exhibit 2.

     (2) The information required to be disclosed in this item is hereby incorporated by reference to the Company's Quarterly Report on Form 10-Q, for the quarter ended June 30, 1997 as amended September 18, 1997, attached hereto as Exhibit 3.

     (3) The Company's ratio of earnings to fixed charges for the two most recent fiscal years and the six months ended June 30, 1997, are incorporated by reference to "INFORMATION ABOUT THE COMPANY -- Financial Information", pages 35-36 of the Proxy Statement.

     (4) The information required to be disclosed in this item is hereby incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1996 as amended September 18, 1997, attached hereto as
Exhibit 2, and the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 as amended September 18, 1997, attached hereto as Exhibit 3.

     (b) Not applicable.

ITEM 15.  PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

     (a) The information required to be disclosed in this item is hereby incorporated by reference to "THE AGREEMENT AND THE TRANSACTION" and "GENERAL -- Introduction," pages 25-28 and 1, respectively, of the Proxy Statement. In addition, the Purchaser of the Company's assets has contractually agreed to hire and retain all the Company's employees.

     (b) Proxies may be solicited by directors, officers or employees of the Corporation and employees of the Company without additional compensation in connection with the Transaction. No other individuals or entities will be retained for the purpose of making solicitation or recommendation in connection with the Transaction.

ITEM 16.  ADDITIONAL INFORMATION.

     Not applicable.

ITEM 17.  INDEX TO EXHIBITS

 Exhibit 1:  Proxy Statement, dated July 22, 1997, with all exhibits thereto including, without limitation, the Duff & Phelps LLC Fairness Opinion; the Agreement and
             Plan of Complete Liquidation and Dissolution and related Transfer Agreement, filed on July 22, 1997 as amended September 19, 1997, October 8, 1997, October
             23, 1997 and October 28, 1997 and incorporated herein by reference
 Exhibit 2:  New Energy Company of Indiana Limited Partnership, Form 10-K for the fiscal year ended December 31, 1996, filed on March 27, 1997, as amended September 18, 1997, and incorporated herein by reference
 Exhibit 3:  New Energy Company of Indiana Limited Partnership Form 10-Q for the quarter ended
             June 30, 1997, filed on August 14, 1997, as amended September 18, 1997, and incorporated herein by reference
 Exhibit 4:  Form of Oral Solicitation to be used by employees of the Corporation and the
             Company
 Exhibit 5:  Cross-Reference Sheet

                                   SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                                     October 28, 1997
                                          --------------------------------------
                                                          (Date)

                                          New Energy Corporation of Indiana

                                          /s/
                                          --------------------------------------
                                                       (Signature)

                                                    Larry W. Singleton
                                          --------------------------------------

                                                        President
                                          --------------------------------------
                                                     (Name and Title)

                                          New Energy Company of Indiana
                                          Limited Partnership, through
                                          its sole general Partner,
                                          New Energy Corporation of Indiana

                                          /s/
                                          --------------------------------------
                                                       (Signature)

                                                    Larry W. Singleton
                                          --------------------------------------

                                                        President
                                          --------------------------------------
                                                     (Name and Title)

                                                                       EXHIBIT 4

                       NEW ENERGY CORPORATION OF INDIANA
                            3201 WEST CALVERT STREET
                           SOUTH BEND, INDIANA 46613
                                OCTOBER 28, 1997

Dear Limited Partner:

     You are cordially invited to attend a Special Meeting of Limited Partners (the "Special Meeting") of New Energy Company of Indiana Limited Partnership, an Indiana limited partnership (the "Company"), to be held on December 3, 1997, at 11:00 am. local time, at Century Center--Recital Hall, 120 South Saint Joseph Street, South Bend, Indiana 46601.

     At this meeting, you will be asked to consider and vote upon the question of the approval of the sale of all the assets and business of the Company pursuant to an Asset Purchase Agreement (the "Agreement") dated as of July 1, 1997, by and between the Company and Corn Energy, Inc. (the "Purchaser") and the subsequent liquidation of the Company in accordance with the Amended and Restated Limited Partnership Agreement of the Company and an Agreement and Plan of Complete Liquidation dated July 1, 1997, between the Company and New Energy Corporation of Indiana, an Indiana corporation (the "Corporation"), the Company's sole general partner. The sale of the business and assets and the subsequent liquidation of the Company, and the other transactions contemplated by the Agreement, are hereinafter referred to as the "Transaction."

     The Notice of the Special Meeting, the Corporation's proxy statement (the "Proxy Statement") and form of Proxy accompany this letter. The matters listed in the Notice of the Special Meeting are described in detail in the Proxy Statement. All statements made herein are qualified in their entirety by reference to the Proxy Statement, and you should review the Proxy Statement carefully before executing your Proxy.

     THE DIRECTORS OF THE CORPORATION, THE SOLE GENERAL PARTNER OF THE COMPANY, HAVE FULLY REVIEWED AND CONSIDERED THE TERMS AND CONDITIONS OF THE TRANSACTION AND HAVE DETERMINED THAT THE TRANSACTION, TAKEN AS A WHOLE, IS FAIR TO, AND IN THE BEST INTERESTS OF, THE LIMITED PARTNERS.

     As more fully described in the Proxy Statement, the Board of Directors of the Corporation has concluded that it is in the best interest of the Limited Partners that the business of the Company be sold at this time. The Company is highly leveraged, and due to its capital structure it does not have the flexibility needed to raise additional capital. The Company is in need of additional capital to assure its supply of corn, to meet environmental requirements and to meet other emergencies that it may face in the future. There is no assurance that the Company will be able to repay or refinance its existing indebtedness as it comes due. In the event of an uncured default by the Company under its senior indebtedness, it is possible that the existing equity interests of the Limited Partners would be extinguished. The continued availability of the ethanol tax subsidies on which the Company relies heavily is not assured. There is no market for the Limited Partner Units, and the Limited Partners no longer enjoy the tax benefits previously available through the partnership structure. Finally, the business of the Company is subject to various other uncertainties. As a result of these and other factors, Limited Partners cannot expect any distributions with respect to their Limited Partner Units for the foreseeable future unless the business is sold.

     It is estimated that the Transaction will result in a distribution of approximately $400 per Qualified Limited Partner Unit (as defined in the Proxy Statement).

     Based upon the opinion of Duff & Phelps LLC, the Corporation's Board of Directors believes that the terms of the Transaction are fair to the Limited Partners from a financial point of view.

     The Transaction will not be consummated unless the Transaction is approved by the vote of Limited Partners entitled to vote, who own more than fifty percent (50%) of the distributive share of profits and losses of the Limited Partnership owned by all Limited Partners other than the Special Limited Partner, Corporation, Corporation Affiliates and Corporation Assigns (each as defined in the Proxy Statement).

     THE VOTE OF EACH LIMITED PARTNER IS IMPORTANT. MAILING YOUR PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING, IF YOU WISH TO DO SO. PLEASE SIGN, DATE AND PROMPTLY MAIL YOUR PROXY. YOUR COOPERATION WILL BE GREATLY APPRECIATED. IF YOU HAVE QUESTIONS REGARDING THE FOREGOING, PLEASE FEEL FREE TO CONTACT MICHELE VERHOEVEN AT 3201 WEST CALVERT STREET, P.O. BOX 2289, SOUTH BEND, INDIANA 46680-2289 OR BY TELEPHONE AT 1(800) 526-8947 OR (219) 233-3116.

                                          Sincerely,

                                          NEW ENERGY CORPORATION OF INDIANA,
                                          General Partner

                      EXHIBIT 5 TO COMPANY 13E-3 STATEMENT

                             CROSS REFERENCE SHEET

       13E-3 STATEMENT                   PROXY STATEMENT
------------------------------    -----------------------------
Item 1, Page 2
  a)                              33-45
  b)                              None
  c)                              None
  d)                              33-35
  e)                              None
  f)                              28-29
Item 2, Page 2                    22-23
Item 3, Page 3
  a)  1)                          6-10, 23-24 and 28-29
  a)  2)                          6-10, 22-23, 23-24 and 28-29
  b)                              6-10, 22-23, 23-24 and 28-29
Item 4, Page 3
  a)                              25-28
  b)                              25-28 and 30-32
Item 5, Page 3
  a)                              25-28
  b)                              25-28
  c)                              None
  d)                              25-28
  e)                              25-28
  f)                              25-28
  g)                              25-28
Item 6, Page 3
  a)                              25-28 and 33
  b) Page 4                       14-20
  c)                              None
  d)                              None
Item 7, Page 4
  a)                              10-12
  b)                              6-12
  c)                              6-12
  d)                              13 and 25-32
Item 8, Page 4
  a)                              13-14
  b)                              6-10 and 14-20
  c)                              2
  d)                              13-14
  e)                              None
  f)                              6-10
Item 9, Page 5
  a)                              6-10 and 14-20
  b)                              6-10 and 14-20
  c)                              45

       13E-3 STATEMENT                   PROXY STATEMENT
------------------------------    -----------------------------
Item 10, Page 5
  a)                              24
  b)                              None
Item 11, Page 5                   22-23, 25-29
Item 12, Page 5
  a)                              27-28
  b)                              None
Item 13, Page 5
  a)                              3
  b)                              None
  c)                              None
Item 14, Page 6
  a) 1)                           None
  a) 2)                           None
  a) 3)                           None
  a) 4)                           35-36
  b)                              None
Item 15, Page 6
  a)                              1 and 25-28
  b)                              None
Item 16, Page 6                   None
Item 17, Page 6                   None